Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that it knows or has reason to believe that such information is inaccurate.

DATED: November 20, 2019

CLIFTON BAY OFFSHORE INVESTMENTS L.P.

By:	Clifton Bay Management Ltd., its general partner

	By:	Vicali Services (BVI) Inc.
Its Director

		By:	/s/ Susan V. Demers
Name: Susan V. Demers
Title: Director

		By:	/s/ Andrea J. Douglas
Name: Andrea J. Douglas
Title: Director

CLIFTON BAY MANAGEMENT LTD.

By:	Vicali Services (BVI) Inc.
Its Director

	By:	/s/ Susan V. Demers
Name: Susan V. Demers
Title: Director

	By:	/s/ Andrea J. Douglas
Name: Andrea J. Douglas
Title: Director

Q MANAGEMENT SERVICES (PTC) LTD.

By:	Vicali Services (BVI) Inc.
Its Director

	By:	/s/ Susan V. Demers
Name: Susan V. Demers
Title: Director

	By:	/s/ Andrea J. Douglas
Name: Andrea J. Douglas
Title: Director

Joint Filing Agreement

QUADRANT MANAGEMENT, INC.

By:	/s/ Alan G. Quasha
Name: Alan G. Quasha
Title: Director and President

EVEREST HILL GROUP INC.

By:	Vicali Services (BVI) Inc.
Its Director

	By:	/s/ Susan V. Demers
Name: Susan V. Demers
Title: Director

	By:	/s/ Andrea J. Douglas
Name: Andrea J. Douglas
Title: Director

VICALI SERVICES (BVI) INC.

By:	/s/ Susan V. Demers
Name: Susan V. Demers
Title: Director

By:	/s/ Andrea J. Douglas
Name: Andrea J. Douglas
Title: Director

/s/ Susan V. Demers
Susan V. Demers, individually

/s/ Andrea J. Douglas
Andrea J. Douglas, individually

/s/ Wayne Quasha
Wayne Quasha, individually

/s/ Alan G. Quasha
Alan G. Quasha, individually